                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

-------------------------------------------------------------------------------
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
-------------------------------------------------------------------------------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 1, 1998


Commission File Number 1-10741


                              PROVENA FOODS INC.
            (Exact name of registrant as specified in its charter)


                           California                                                            95-2782215
-------------------------------------------------------------------             -------------------------------------------
  (State or other jurisdiction of incorporation or organization)                  (I.R.S. employer identification number)

             5010 Eucalyptus Avenue, Chino, California                                             91710
-------------------------------------------------------------------             -------------------------------------------
              (Address of principal executive offices)                                           (Zip Code)

                                                          (909) 627-1082
---------------------------------------------------------------------------------------------------------------------------
                                       (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

Fire Destroys Meat Plant
------------------------

On Saturday, August 1, 1998, fire destroyed the main meat plant of the Company's Swiss American Sausage Co. ("Swiss") division located at 35 Williams Avenue, San Francisco, California. The main meat plant, a 48,000 square foot building which constituted Swiss's original plant, housed substantially all of Swiss's meat processing operations, except its slicing and some drying operations, which were conducted at a nearby 45,000 square foot building occupied by Swiss. Swiss occupied the main meat plant under a lease scheduled to expire November 1, 1998, and Swiss was preparing to construct a new 85,000 square foot meat plant to replace its existing facilities.

The major challenge to Swiss resulting from the fire will be to retain its customers by developing means to supply them with product. Insurance is expected to cover substantially all of the loss of tangible property suffered by Swiss in the fire.

ITEM 7. FINANCIAL REPORTS AND EXHIBITS

No financial reports or exhibits are filed with this report.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 1998                    PROVENA FOODS INC.

                                        By /s/ Thomas J. Mulroney
                                           -----------------------
                                             Thomas J. Mulroney
                                             Vice President and
                                           Chief Financial Officer

                                       1